SUB-ITEM 77Q1(a): Exhibits
SELIGMAN PORTFOLIOS, INC.

Amended and Restated By-Laws of the Registrant (Incorporated by reference to Registrant's Post Effective Amendment No. 36 filed on
April 24, 2006 on Form N-1A).